UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2018

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.manorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2018 (UNAUDITED)

 Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Don’t Bite on the Double Move

Those of us in the Philly area are, once again, enjoying the improbable run of the Eagles to the playoffs.  After a mediocre season they managed to sneak in on the last day despite numerous injuries on both the offense and defense.  The impact of these injuries is most pronounced on defense where most of the defensive secondary positions are former backup players.  In these critical playoff games many commentators are concerned about the tendency of these replacement players to “bite on the double move” on pass plays.  This happens when a defensive player over-reacts early in the play and gives up a long pass behind him, often at a critical point in the game.

Investors should be wary of the risk of “double moves” in the markets, as well.  We have hit a critical juncture where a confluence of events could easily contribute to classic investing mistakes.  After a ten year bull market run fueled by massive amounts of liquidity injections by the Fed, artificially low interest rates, and accelerating economic growth, we are hitting an inflection point.  The risk is magnified by the actions of central bankers around the globe that pursued similar policies at the urging of former Fed chairman Ben Bernanke.

Recently, the Fed initiated policy moves to begin to reverse the stimulus measures that have been in place for so long.  The Fed started to increase short term rates very gradually in December 2015, and accelerated the pace over the past two years in an effort to push rates to more “normal” levels.  The Fed also began to reduce liquidity injections by slowing the purchase of Treasury and mortgage securities, and by September of this year the Fed was reducing its balance sheet, allowing $50B of securities to mature each month without replacing them.  These balance sheet reductions had the effect of draining liquidity from the system for the first time in almost ten years, and it is interesting to note that the recent market decline began at just about the time that the Fed balance sheet reductions began in earnest.

The recent market action highlights a risk that has concerned many economists since the inception of the quantitative easing experiment.  If the massive liquidity injections by the Fed were intended to raise asset prices and stimulate economic growth, then the draining of that same liquidity should have the opposite effect.  This effect could potentially be exacerbated since markets tend to react much more quickly, and forcefully, on the downside.

In a sense, both the Fed and investors are at risk of “biting on the double move”.  The Fed had been moving cautiously, but seems to be accelerating its activity at a time that the markets and economy seem to be showing signs of vulnerability.  It runs the risk of tightening too aggressively and then needing to delay further action or even reverse their moves.  This could send confusing signals to the financial markets that have become entirely too reliant on support from the Fed.  Investors run the risk of “biting on the double move” if they allow themselves to over-react to every move by the Fed.  The investment markets are often driven by emotion and at times of uncertainty the impact is magnified.  Investors could be tempted to cover every move and could easily find themselves out of position in the event of a reversal.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor’s share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current and most recent month-end performance.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The Manor Fund

The Manor Fund fell 19.55%, net of all fees and expenses, during the year ending December 31, 2018, underperforming the S&P 500 index return of –4.38% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of –5.15%.  The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 1.54%, 2.36%, and 9.21% for the Fund compared to annualized returns of 9.26%, 8.49%, and 13.11% for the S&P 500 index, and returns of 9.02%, 7.50%, and 12.17% for the Lipper Large-Cap Core mutual fund index.

During the year ending December 31, 2018, the Fund was helped by strong performance from Microsoft Corporation, Anthem, Inc., nVent Electric, AES Corporation, and Microchip Technology Inc.  The shares of Microsoft rose steadily throughout the first three quarters of the year and then fell as the stock market declined sharply during the final quarter.  Microsoft reported revenue and earnings above expectations each quarter.  The company reported strong results in each of its operating segments, Business Processes, Intelligent Cloud, and Personal Computing.  The shares of Anthem fell early in the year when JP Morgan, Amazon, and Berkshire Hathaway announced a joint venture in the healthcare space.  The shares recovered and then moved higher through the remainder of the year.  Anthem reported earnings above expectations each reporting period and revenue growth that matched or exceeded expectations.  The company also raised fiscal year earnings expectations later in the year.  The shares of nVent Electric were also among the top performers, despite being in the portfolio for only a short time.  The shares entered the portfolio as a result of a spinoff from Pentair, Ltd., and were subsequently liquidated to provide cash for another purchase.  The shares of AES Corporation also rose steadily throughout the year.  AES, a global power company, reported earnings above expectations most quarters despite experiencing revenue growth that fell short of expectations.  Strength in the shares was also helped by a gradual improvement in the credit quality of the outstanding debt of the company.  The shares of Microchip Technology also contributed to overall performance, despite being in the portfolio for only a short time.  The stock was added late in the year as the overall market declined, and the timing provided an attractive entry point.

Notable laggards in the Fund during the year ending December 31, 2018 include Mohawk Industries, D.R. Horton, Inc., Western Digital Corporation, FedEx Corporation, and DXC Technology Company.  The shares of Mohawk Industries fell sharply twice when the company reported earnings that were well below expectations, forcing the company to reduce fiscal year estimates each time.  The maker of carpet and flooring products struggled with weakening demand, pricing pressures, and higher raw material costs.  The shares of D.R. Horton were weak throughout the year, along with the entire homebuilding industry, as the company struggled with a weakened housing market and concerns about rising interest rates.  The company was forced to reduce revenue expectation twice later in the year, offsetting relatively positive results during the first half.  The shares of Western Digital declined steadily throughout the year.  The company reported earnings results above expectations each quarter, but the stock was hurt by concerns about weak revenue growth as this maker of flash drive storage devices for electronic devices adjusted to expectations of a slowdown in unit growth.  The shares of FedEx fell sharply late in the year when the company missed earnings expectations and lowered earnings guidance for the fiscal year.  The company reported positive results during the first two quarters but succumbed to concerns that slowing global growth would hurt future operations.  The shares of DXC Technology fell sharply during the fourth quarter.  The company announced the departure of a prominent executive raising

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

concerns about recent executive turnover.  The company also reported earnings that were better than expectations, but lowered revenue guidance for the next fiscal year.  The announcements exacerbated investor fears that slowing global growth could contribute to further shortfalls in operating results.

We made several moves during the year to address underperforming positions in the portfolio and readjust sector concentration.  We sold Zimmer Biomet Holdings, Amphenol Corp., Pentair and the Pentair spinoff, nVent Electric, Fortune Brands, JM Smucker, and Western Digital.  We reinvested the proceeds from these transactions in DXC Technology, Cummins, Inc., Microchip Technologies, and Netapp.  The net effect of the moves reduced exposure to cyclical sectors such as the housing and industrial sectors while increasing exposure to the higher growth technology sector.

The Growth Fund

The Manor Growth Fund fell 6.49%, net of all fees and expenses, during the year ending December 31, 2018, underperforming the S&P 500 index decline of 4.38% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, decline of 0.38%.  The Fund underperformed the S&P 500 index during the trailing 3-year and 5-year periods, with returns of 6.94% and 6.68% for the Fund compared to returns of 9.26% and 8.49% for the index.  The Fund outperformed the S&P 500 index during the trailing 10-year period with a return of 13.18% for the Fund compared to 13.11% for the index.  The Fund underperformed the Lipper Large-Cap Growth mutual fund index during the trailing 3-year, 5-year, and 10-year periods with returns of 6.94%, 6.68%, and 13.18% for the Fund compared to returns of 9.61%, 8.95%, and 14.04%  for the Lipper index over the same time periods.  The Fund continues to outperform Lipper Large-Cap Growth index since inception with an annualized return of 4.90% for the Fund compared to 3.42% for the Lipper Large-Cap Growth index.

During the year ended December 31, 2018 the Fund was helped by strong performance from Eli Lilly & Company, Amazon.com, Inc., Church & Dwight Company, Inc., MasterCard Inc. and Thermo Fisher Scientific, Inc.  The shares of Eli Lilly rose steadily after the company was added to the portfolio mid-year.  Lilly reported earnings above expectations in the final two quarters and raised fiscal year earnings guidance each time.  The shares of Amazon rose sharply early in the year but then fell when the market declined.  The company reported earnings above expectations each quarter and revenue growth in line with expectations.  Amazon was one of the market leaders that drove the stock market higher through the early part of the year but managed to give up only a portion of those gains when the market fell into negative territory late in the year.  The shares of Church & Dwight rose steadily throughout the year.  The company reported revenue and earnings above expectations each quarter while maintaining conservative guidance numbers for future quarters.  The shares of MasterCard rose steadily through the first three quarters before trading downward when the market declined during the fourth quarter.  The company reported earnings that were better than expected each quarter and revenue that either met or beat expectations.  The shares of Thermo Fisher Scientific traded higher through most of the year, suffering some weakness when stocks declined in the fourth quarter.  The company reported operating results that exceeded estimates for both revenue and earnings during each quarter, while also raising revenue and earnings guidance during several quarterly reports.

Notable laggards during the year ended December 31, 2018 include IPG Photronics Corporation, LKQ Corporation, United Rentals, Inc., Southwest Airlines Co., and Diamondback Energy, Inc.  The shares of IPG Photronics fell sharply mid-year when the

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

company reported revenue and earnings that missed consensus estimates, and then reduced revenue and earnings guidance for the coming quarter and fiscal year.  The company attributed the reduced guidance to softening demand in Europe and China driven by macroeconomic and geopolitical factors rather than competitive dynamics.  The shares of LKQ Corporation declined sharply early in the year when the company reported earnings that missed expectations and then lowered revenue and earnings guidance for the fiscal year.  The stock also traded lower in the fourth quarter as the overall market declined.  The shares of United Rentals fell sharply early in the fourth quarter driven by investor concerns about slowing global growth and weakness in the US stock market.  The shares rebounded only modestly when the company reported revenue and earnings above expectations and raised revenue guidance for the fiscal year, but then succumbed to further weakness as stocks fell into negative territory late in the year.  The shares of Southwest Airlines declined early in the year based on weak operating results.  The company reported revenue and earnings in line with expectations, but showed limited growth in revenue passenger miles, an important metric for airline operators.  The shares fell again late in the year after another weak earnings report and continued to decline as the stock market turned negative late in the year.  The shares of Diamondback Energy traded slightly higher through the first three quarters of the year as the company reported revenue and earnings that were generally above or in line with expectations.  The company also raised production guidance for the fiscal year.  The shares fell sharply in the fourth quarter when investors became concerned that the slowdown in global growth might accelerate, and as the stock market declined.

During the year we reduced our investment in the biotech sector with sales of Gilead Sciences and Celgene Corp., liquidated Rockwell Collins prior to its merger with United Technologies, and Constellation Brands as the company expanded into the cannabis industry with the purchase of Canopy Growth.  While many consider cannabis as a growth opportunity, in this case we believed that Constellation paid much too high a price for Canopy, thereby reducing the potential for appreciation in the stock unless growth far exceeds expectations.  We reinvested the proceeds of these transactions by increasing our position in AbbVie, Inc., and adding new positions in Eli Lilly, United Rentals, and Landstar System, Inc.

The Bond Fund

 The Manor Bond Fund rose 0.66%, net of all fees and expenses, during the year ending December 31, 2018, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.41%, and the Lipper US Government mutual fund index return of 0.85%.  The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 3-year, 5-year, and 10-year periods with returns of -0.24%, -0.06%, and –0.11% for the Fund, compared to returns of 1.20%, 1.47%, and 1.79% for the Barclay Intermediate Treasury index, and returns of 1.40%, 2.04% and 2.72% for the Lipper US Government mutual fund index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The Fund is managed as a low-risk alternative for conservative investors.

Resisting the Urge

The stimulus measures that we have enjoyed for so long made it seem all too easy.  The virtuous cycle of central bank balance sheet expansion and liquidity injections lifted the markets and swelled investor accounts.  Investors became enamored with the returns and underestimated the importance of risk management, relying instead on the Fed backstop.  As the Fed continues the process of unwinding monetary stimulus, and as central banks around the globe begin to unwind their stimulus efforts, we will see higher volatility in the markets.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The Fed will remain cautious to reduce the potential for missteps, but the process will be long and we may experience an extended period of higher volatility.

We continue to believe that the best play in volatile markets is to avoid overreacting to emotional shifts and focus instead on investing in companies with attractive fundamentals and sound business strategies.  A pullback such as the one that we have experienced can create a buying opportunity for patient investors, so we respect the discipline of our valuation model and constantly look for ways to improve the return potential of our portfolios.  We continue to believe that the best way to generate attractive returns while managing risk will be to focus on long term opportunities while resisting the urge to cover every short term move.

Sincerely,

Daniel A. Morris

Risks: Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2018)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	-19.55%	2.36%	9.21%	5.40%
Lipper Large Cap Core Index **	-5.15%	7.50%	12.17%	6.46%
S&P 500 ***	-4.38%	8.49%	13.11%	8.52%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2018)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	-6.49%	6.68%	13.18%	4.90%
Lipper Large Cap Growth Index **	-0.38%	8.95%	14.04%	3.41%
S&P 500 ***	-4.38%	8.49%	13.11%	5.13%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2018)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	0.66%	-0.06%	-0.11%	1.66%
Lipper US Government Index **	0.85%	2.04%	2.72%	4.03%
Bloomberg Barclays Intermediate Treasury Index ***	1.41%	1.47%	1.79%	3.84%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized based on asset type.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares		Value

COMMON STOCKS - 92.86%

Air Courier Services - 2.88%
1,023	FedEx Corp.	$ 165,040

Air Transportation, Scheduled - 2.92%
3,361	Delta Air Lines, Inc.	167,714

Beverages - 3.43%
1,781	PepsiCo, Inc.	196,765

Biological Products (No Diagnostic Substances) - 3.75%
715	Biogen, Inc. *	215,158

Carpets & Rugs - 2.07%
1,016	Mohawk Industries, Inc. *	118,831

Cogeneration Services & Small Power Producers - 1.16%
4,605	The AES Corp.	66,588

Computer Storage Devices - 2.68%
2,574	NetApp, Inc.	153,591

Converted Paper & Paperboard Products (No Container/Boxes) - 4.70%
3,003	Avery Dennison Corp.	269,759

Crude Petroleum & Natural Gas - 3.18%
8,158	Cabot Oil & Gas Corp. Class A	182,331

Engines & Turbines - 3.53%
1,516	Cummins, Inc.	202,598

Fire, Marine & Casualty Insurance - 2.34%
1,037	Chubb Ltd. (Switzerland)	133,960

Hospital & Medical Service Plans - 4.82%
1,052	Anthem, Inc.	276,287

Life Insurance - 2.21%
3,089	Metlife, Inc.	126,834

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

National Commercial Banks - 7.79%
2,274	JP Morgan Chase & Co.	$ 221,988
1,924	PNC Financial Services Group, Inc.	224,935
		446,923
Operative Builders - 3.56%
5,885	D.R. Horton, Inc.	203,974

Personal Credit Institution - 2.82%
2,746	Discover Financial Services	161,959

Petroleum Refining - 4.46%
3,411	Valero Energy Corp.	255,723

Pharmaceutical Preparations - 1.60%
687	Allergan Plc. (Ireland)	91,824

Retail-Drug Stores and Proprietary Stores - 1.94%
1,695	CVS Health Corp.	111,056

Retail-Grocery Stores - 1.99%
4,147	The Kroger Co.	114,042

Semiconductors & Related Devices - 9.62%
4,869	Applied Materials, Inc.	159,411
2,853	Microchip Technology, Inc.	205,188
2,789	Skyworks Solutions, Inc.	186,919
		551,518
Services-Computer Processing & Data Preparation - 2.35%
2,539	DXC Technology Co.	134,999

Services-Computer Programming - 3.14%
1,373	Facebook, Inc. Class A *	179,986

Services-Prepackaged Software - 6.43%
3,633	Microsoft Corp.	369,004

Steel Works, Blast Furnace Rolling Mills - 0.94%
1,044	Nucor Corp.	54,090

Telephone Communications - 1.40%
2,803	AT&T, Inc.	79,998

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

Water Transportation - 2.91%
3,382	Carnival Corp.	$ 166,733

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.24%
1,724	AmerisourceBergen Corp.	128,266

TOTAL FOR COMMON STOCKS (Cost $4,196,621) - 92.86%		5,325,551

REAL ESTATE INVESTMENT TRUST - 3.08%
501	Equinix, Inc.	176,633
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $186,477) - 3.08%		176,633

MONEY MARKET FUND - 4.08%
233,719	First American Government Obligation Fund Class Z 2.27% ** (Cost $233,719)	233,719

TOTAL INVESTMENTS (Cost $4,616,817) - 100.02%		5,735,903

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.02)%		(1,320)

NET ASSETS - 100.00%		$ 5,734,583

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares		Value

COMMON STOCKS - 96.69%

Air Transportation - 2.82%
5,648	Southwest Airlines Co.	$ 262,519

Crude Petroleum & Natural Gas - 2.79%
2,803	Diamondback Energy, Inc.	259,838

Electronic Computers - 5.55%
3,276	Apple, Inc.	516,756

Fire, Marine & Casualty Insurance - 3.12%
2,246	Chubb Ltd. (Switzerland)	290,138

Hospital & Medical Service Plans - 4.22%
1,577	Unitedhealth Group, Inc.	392,862

Measuring & Controlling Devices - 6.46%
2,686	Thermo Fisher Scientific, Inc.	601,100

Pharmaceutical Preparations - 10.42%
3,332	AbbVie Inc.	307,177
2,232	Alexion Pharmaceuticals, Inc. *	217,308
3,851	Eli Lilly & Co.	445,638
		970,123
Retail-Building Materials, Hardware, Garden Supply - 3.68%
871	The Sherwin-Williams Co.	342,704

Retail-Catalog & Mail-Order Houses - 5.66%
351	Amazon.com, Inc. *	527,191

Retail-Drug Stores & Proprietary Stores - 2.41%
3,285	Walgreens Boots Alliance, Inc.	224,464

Retail-Variety Stores - 3.10%
3,192	Dollar Tree, Inc. *	288,301

Semiconductors & Related Devices - 5.79%
1,961	IPG Photonics Corp. *	222,162
19,213	On Semiconductor Corp. *	317,207
		539,369

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

Services-Business Services - 8.40%
2,480	MasterCard, Inc. Class A	$ 467,852
4,113	Worldpay, Inc. Class A *	314,357
		782,209
Services-Computer Programming Services - 3.22%
4,717	Cognizant Technology Solutions Corp.	299,435

Services-Computer Programming, Data Processing, Etc. - 5.14%
230	Alphabet, Inc. Class C *	238,190
230	Alphabet, Inc. Class A *	240,341
		478,531
Services-Equipment Rental & Leasing, Nec. - 2.31%
2,101	United Rentals, Inc. *	215,415

Services-Help Supply Services - 2.76%
4,488	Robert Half International, Inc.	256,714

Services-Prepackaged Software - 3.47%
3,182	Microsoft Corp.	323,196

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 4.39%
6,214	Church & Dwight Co., Inc.	408,633

Transportation Services - 2.54%
2,097	Expedia, Inc.	236,227

Trucking (No Local) - 3.05%
2,972	Landstar System, Inc.	284,331

Water Transportation - 3.36%
3,196	Royal Caribbean Cruises Ltd.	312,537

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 2.03%
7,955	LKQ Corp. *	188,772

TOTAL FOR COMMON STOCKS (Cost $5,721,795) - 96.69%		9,001,365

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

MONEY MARKET FUND - 3.11%
289,545	First American Government Obligation Fund Class Z 2.27% ** (Cost $289,545)	$ 289,545

TOTAL INVESTMENTS (Cost $6,011,340) - 99.80%		9,290,910

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.20%		18,982

NET ASSETS - 100.00%		$ 9,309,892

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Face Amount		Value

US TREASURY NOTES - 97.29%
250,000	US Treasury Note 1.00% Due 11/30/2019	$ 246,318
200,000	US Treasury Note 1.50% Due 01/31/2022	194,289
300,000	US Treasury Note 1.25% Due 07/31/2023	283,723
225,000	US Treasury Note 2.50% Due 08/15/2023	224,930
150,000	US Treasury Note 1.50% Due 08/15/2026	138,375
100,000	US Treasury Note 2.875% Due 05/15/2028	101,535

TOTAL FOR US TREASURY NOTES (Cost $1,214,642) - 97.29%		1,189,170

MONEY MARKET FUND - 2.20%
26,880	First American Treasury Obligation Class Z 2.30% * (Cost $26,880)	26,880

TOTAL INVESTMENTS (Cost $1,241,522) - 99.49%		1,216,050

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.51%		6,226

NET ASSETS - 100.00%		$ 1,222,276

* Variable rate security; the coupon rate shown represents the yield at December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,616,817, $6,011,340, and $1,241,522, respectively)	$5,735,903	$ 9,290,910	$1,216,050
Cash	700	-	-
Receivables:
Dividends and Interest	4,156	5,373	6,386
Capital Shares Sold	559	22,080	1,291
Total Assets	5,741,318	9,318,363	1,223,727
Liabilities:
Payables:
Due to Advisor	6,330	8,051	976
Capital Shares Redeemed	405	420	475
Total Liabilities	6,735	8,471	1,451
Net Assets	$5,734,583	$ 9,309,892	$1,222,276

Net Assets Consist of:
Capital Stock	$ 282	$ 431	$ 120
Paid In Capital	4,615,178	6,031,133	1,257,680
Distributable Earnings	1,119,123	3,278,328	(35,524)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 282,123,
431,215, and 119,977 shares outstanding, respectively.	$5,734,583	$ 9,309,892	$1,222,276

Net Asset Value and Offering Price Per Share	$ 20.33	$ 21.59	$ 10.19

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2018

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 131,004	$ 97,601	$ -
Interest	2,846	3,439	24,795
Total Investment Income	133,850	101,040	24,795

Expenses:
Advisory	53,808	82,312	7,020
Administrative	35,872	26,340	6,317
Total Expenses	89,680	108,652	13,337

Net Investment Income (Loss)	44,170	(7,612)	11,458

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	223,176	790,622	(10,176)
Net Change in Unrealized Appreciation on Investments	(1,711,877)	(1,400,301)	4,468
Net Realized and Unrealized Gain (Loss) on Investments	(1,488,701)	(609,679)	(5,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,444,531)	$ (617,291)	$ 5,750

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 44,170	$ 79,085
Net Realized Gain on Investments	223,176	7,718
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,711,877)	1,261,941
Net Increase (Decrease) in Net Assets Resulting from Operations	1,444,531)	1,348,744

Distributions to Shareholders from:
Net Investment Income	(46,136)	(77,144)
Realized Gains	(223,176)	(7,718)
Total Distributions	(269,312)	(84,862)

Capital Share Transactions:
Proceeds from Shares Sold	376,110	581,906
Reinvestment of Distributions	269,312	84,862
Cost of Shares Redeemed	(774,478)	(492,041)
Net Increase (Decrease) from Capital Shares Transactions	(129,056)	174,727

Total Increase (Decrease)	(1,842,899)	1,438,609

Net Assets
Beginning of Year	7,577,482	6,138,873

End of Year	$ 5,734,583	$ 7,577,482

Capital Share Transactions:
Shares Sold	14,417	23,893
Shares Issued on Reinvestment of Distributions	13,412	3,181
Shares Redeemed	(31,275)	(19,881)
Net Increase (Decrease) in Outstanding Shares of the Fund	(3,446)	7,193

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (7,612)	$ 3,574
Net Realized Gain on Investments	790,622	379,825
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,400,301)	1,885,179
Net Increase (Decrease) in Net Assets Resulting from Operations	(617,291)	2,268,578
Distributions to Shareholders from:
Net Investment Income	-	(3,318)
Realized Gains	(783,220)	(63,995)
Total Distributions	(783,220)	(67,313)
Capital Share Transactions:
Proceeds from Shares Sold	485,411	514,849
Reinvestment of Distributions	767,892	65,728
Cost of Shares Redeemed	(1,314,092)	(2,043,160)
Net Decrease from Capital Shares Transactions	(60,789)	(1,462,583)
Total Increase (Decrease)	(1,461,300)	738,682
Net Assets
Beginning of Year	10,771,192	10,032,510
End of Year	$ 9,309,892	$ 10,771,192
Capital Share Transactions:
Shares Sold	18,499	22,306
Shares Issued on Reinvestment of Distributions	36,051	2,588
Shares Redeemed	(50,072)	(92,585)
Net Increase (Decrease) in Outstanding Shares of the Fund	4,478	(67,691)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,458	$ 5,092
Net Realized Loss on Investments	(10,176)	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,468	(7,285)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,750	(2,193)

Distributions to Shareholders from:
Net Investment Income	(11,516)	(5,031)
Realized Gains	-	-
Total Distributions	(11,516)	(5,031)

Capital Share Transactions:
Proceeds from Shares Sold	452,344	257,019
Shares Issued on Reinvestment of Distributions	11,516	5,031
Cost of Shares Redeemed	(562,866)	(110,648)
Net Increase (Decrease) from Capital Share Transactions	(99,006)	151,402

Total Increase (Decrease)	(104,772)	144,178

Net Assets
Beginning of Year	1,327,048	1,182,870

End of Year	$ 1,222,276	$ 1,327,048

Capital Share Transactions:
Shares Sold	44,713	24,988
Shares Issued on Reinvestment of Distributions	1,137	493
Shares Redeemed	(55,746)	(10,751)
Net Increase (Decrease) in Outstanding Shares of the Fund	(9,896)	14,730

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Year	$ 26.53	$ 22.05	$ 22.89	$ 24.73	$ 24.23

Income From Investment Operations:
Net Investment Income *	0.16	0.28	0.13	0.11	0.12
Net Gain (Loss) on Securities (Realized and Unrealized)	(5.36)	4.50	1.48	(0.64)	2.27
Total from Investment Operations	(5.20)	4.78	1.61	(0.53)	2.39

Distributions:
Net Investment Income	(0.17)	(0.27)	(0.13)	(0.11)	(0.12)
Realized Gains	(0.83)	(0.03)	(2.32)	(1.20)	(1.73)
Return of Capital	-	-	-	-	(0.04)
Total from Distributions	(1.00)	(0.30)	(2.45)	(1.31)	(1.89)

Net Asset Value, at End of Year	$ 20.33	$ 26.53	$ 22.05	$ 22.89	$ 24.73

Total Return **	(19.55)%	21.67%	6.97%	(2.23)%	9.75%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,735	$ 7,577	$ 6,139	$ 6,129	$ 5,923
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.24%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.62%	1.15%	0.55%	0.44%	0.47%
Portfolio Turnover	16.06%	14.56%	19.71%	15.65%	13.02%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Year	$ 25.24	$ 20.29	$ 19.43	$ 20.12	$ 17.88

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.01	0.01	(0.03)	(0.08)
Net Gain on Securities (Realized and Unrealized)	(1.64)	5.10	0.86	0.01	2.43
Total from Investment Operations	(1.66)	5.11	0.87	(0.02)	2.35

Distributions:
Net Investment Income	-	(0.01)	(0.01)	-	-
Realized Gains	(1.99)	(0.15)	-	(0.67)	(0.11)
Total from Distributions	(1.99)	(0.16)	(0.01)	(0.67)	(0.11)

Net Asset Value, at End of Year	$ 21.59	$ 25.24	$ 20.29	$ 19.43	$ 20.12

Total Return **	(6.49)%	25.17%	4.49%	(0.14)%	3.13%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,310	$ 10,771	$ 10,033	$ 20,695	$ 17,045
Before Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	1.09%	1.22%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	1.09%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)%	0.04%	0.05%	(0.13)%	(0.40)%
Portfolio Turnover	11.60%	22.73%	13.21%	19.49%	8.08%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Year	$ 10.22	$ 10.27	$ 10.42	$ 10.43	$ 10.39

Income From Investment Operations:
Net Investment Income *	0.08	0.04	0.02	0.00	0.00 ***
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.01)	(0.05)	(0.15)	0.00	0.05
Total from Investment Operations	0.07	(0.01)	(0.13)	0.00	0.05

Distributions:
Net Investment Income	(0.10)	(0.04)	(0.02)	(0.01)	(0.01)
Realized Gains	-	-	- ***	-	-
Total from Distributions	(0.10)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, at End of Year	$ 10.19	$ 10.22	$ 10.27	$ 10.42	$ 10.43

Total Return **	0.66%	(0.11)%	(1.26)%	0.04)%	0.46%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,222	$ 1,327	$ 1,183	$ 1,087	$ 1,221
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.41%	0.18%	0.00%	0.04%
Portfolio Turnover	37.53%	23.92%	41.29%	0.00%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to the shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positons for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended December 31, 2018, the Funds did not incur any interest or penalties.

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2018:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 5,325,551	$ -	$ -	$ 5,325,551
Real Estate Investment Trust	176,633	-	-	176,633
Money Market Fund	233,719	-	-	233,719
	$ 5,735,903	$ -	$ -	$ 5,735,903

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 9,001,365	$ -	$ -	$ 9,001,365
Money Market Fund	289,545	-	-	289,545
	$ 9,290,910	$ -	$ -	$ 9,290,910

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,189,170	$ -	$ 1,189,170
Money Market Fund	26,880	-	-	26,880
	$ 26,880	$ 1,189,170	$ -	$ 1,216,050

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2018.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2018.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management and administrative services to the Funds. Effective January 1, 2017 the investment advisory agreement adopted a “unified fee” structure consisting of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. The terms of the Agreement were consistent with the expense limitation agreement in effect until May 1, 2017, which was not renewed. For the year ended December 31, 2018, the Advisor earned advisory fees from the Manor, Growth, and Bond funds of $53,808, $82,312, and $7,020, respectively. As of December 31, 2018, the Manor, Growth, and Bond funds each owed the Advisor advisory fees of $3,798, $6,099, and $514, respectively.  For the year ended December 31, 2018 the Advisor earned administrative fees from the Manor, Growth, and Bond funds of $35,872, $26,340, and $6,317, respectively. As of December 31, 2018, the Manor, Growth, and Bond funds each owed the Advisor administrative fees of $2,532, $1,952, and $462, respectively.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

Expense Limitation Agreement

As of April 30, 2016, the Advisor entered into an Expense Limitation Agreement with the Funds under which it agreed to waive or reduce fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of the Funds (exclusive of interest, taxes, brokerage fees and commissions, acquired Fund fees and expenses, extraordinary expenses, and, dividend and interest expenses related to short investments) to not more than 1.25% for the Manor Fund, 0.99% for the Growth Fund, and 0.95% for the Bond Fund through May 1, 2017. The Expense Limitation Agreement was not renewed.

Administrative and Shareholder Servicing Fees

Prior to April 30, 2016 the Trust had a Shareholder Services Fee not to exceed 0.25% of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, not to exceed 1.50% of the average daily net assets on an annual basis for the Manor and Growth Funds and 1.00% of the average daily net assets on an annual basis for the Bond Fund.

As of August 25, 2018, the Trust entered into an Administrative Services Agreement under which the Advisor provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the agreement the Advisor earns a fee of 0.05% of net average assets, which may be waived during periods that the Advisor serves as investment advisor to the Funds managed under the Trust.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2018, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 1,114,855	$ 1,238,999	$ 496,308
Sales	$ 1,496,627	$ 2,199,309	$ 512,740

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

5.   TAX MATTERS NOTE

As of December 31, 2018, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 4,616,817	$ 6,012,628	$ 1,241,522
Gross tax appreciation of investments	$ 1,493,242	$ 3,703,522	$ 3,420
Gross tax depreciation of investments	(374,156)	(425,240)	(28,892)
Net tax appreciation (depreciation)	$ 1,119,086	$ 3,278,282	$ (25,472)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2018, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$ 1,119,086	$ 37	$ -	$ -	$1,119,123
Growth Fund +	$ 3,278,282	$ -	$ 46	$ -	$3,278,328
Bond Fund	$ (25,472)	$ 124	$ -	$ (10,176)	$ (35,524)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2018, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 7,528
Short-term non-expiring	$ 2,648
Total	$10,176

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Manor Fund	Growth Fund	Bond Fund
	12/31/18	12/31/18	12/31/18
Ordinary Income	$ 46,136	$ 60,950	$ 11,516
Long-term Gain	$ 223,176	$ 722,270	$ —

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Manor Fund	Growth Fund	Bond Fund
	12/31/17	12/31/17	12/31/17
Ordinary Income	$ 84,862	$ 3,318	$ 5,031
Long-term Gain	$ —	$ 63,995	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on each Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), comprising the Manor Investment Funds, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 25, 2019

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Manor Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$851.34	$5.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$915.18	$4.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$1,016.56	$4.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2018 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
John McGinn 1944	Trustee	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers 1955	Trustee	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski 1957	Trustee	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Howard Weisz 1942	Trustee	Since 2008	Retired; Formerly, Independent Management Consultant	Three	None
Alan Weintraub 1956	Trustee	Since 2018 Formerly 1994 to 2015	Office of the CTO, DocAuthority; Formerly Vice President, Enterprise Content Management Support Office, Federal Reserve Bank of Minneapolis	Three	None
Interested Trustee*
Daniel A. Morris* 1955	Trustee, President, Chief Compliance Officer and Treasurer	Since 1995	President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC	Three	None
Officers
John R. Giles 1958	Secretary	Since 2005	Director, Marketing, Morris Capital Advisors, LLC	N/A	N/A

* Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

No compensation was paid to either the independent or interested Trustees during the year ended December 31, 2018.

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2018	12/31/2017
Audit Fees	$28,000	$23,100
Audit Related Fees	$0	$0
Tax Fees	$5,400	$5,400
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 4, 2019